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                           NEW IRELAND FUNDS LOGO ART

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                     COVER PHOTOGRAPH -- CLIFDEN, CO. GALWAY

                              FIRST QUARTER REPORT
                                JANUARY 31, 2003



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                     COVER PHOTOGRAPH -- CLIFDEN, CO. GALWAY
                      Provided courtesy of Tourism Ireland.


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                             LETTER TO SHAREHOLDERS

INTRODUCTION

     At the time of writing this letter, we are faced with the real threat of war in Iraq and a growing problem in North Korea. These situations, together with the underlying economic weakness throughout the World, would lead one to believe that it will be some time yet before we are going to see an upturn in equity markets. Despite these factors, Ireland's economy remains strong relative to most other European economies with the growth rate, in GDP terms, for 2002 expected to be 4.5% and the forecast for 2003 being 4.25%. As mentioned later in this letter, these figures become 2.5% and 3.5%, respectively, in GNPterms, when account is taken of the repatriation of multinational profits and other factors.

     Recognition of the better than average economic performance of the Irish economy is reflected in the performance of its equity markets over the past 12 months. This is clearly illustrated in the table on the following pages, particularly when viewed in US dollar terms.

     Because of the Fund Advisor's affiliations with certain underwriters in the Irish market, under SEC regulations, the Fund, in a number of situations, is restricted from purchasing securities in the Irish markets. As we feel that such restrictions are not in the best interests of the Fund, we have submitted an application to the SEC with a view to obtaining an exemption from some, or all, of these restrictions.

     We are also very conscious of the need to keep down the expense ratio of the Fund which, due to the downturn in the markets, has been steadily rising over these past two years. As part of this exercise, we have concluded that we should discontinue the consultancy agreement with Salomon Brothers Asset Management Inc. (SBAM). The Fund has had a long and worthwhile relationship with SBAM and, as we believe that the Fund has benefited from their guidance and advice over the years, it was with regret that we felt we had to take this decision. We are continuing to look at other expense reduction opportunities, which along with the actions we have already taken, will result in a reduced expense level going forward.

     We remain confident that Ireland retains an attractive economic environment offering excellent investment opportunities and, given a speedy settlement of the current world conflicts and a general upturn in international economic performance, we are hopeful that the current losing streak in world equity markets will be reversed in 2003.

PERFORMANCE

     In the first quarter of the Fund's fiscal year, the Net Asset Value ("NAV") of the Fund increased by 5.9% from $11.04 to $11.69. Over the same period, the Irish equity market index ("ISEQ") declined by 5.9% but when account is taken of the gain in the value of the Euro against the US dollar, the ISEQ showed a gain of 2.0%.

     The weak performance of the Irish market, in local currency terms, mirrored international stock markets in the quarter and at the end of January, the index had returned to levels last seen at the end of 1997.

     During the quarter, some additional repurchases were made under the Share Repurchase Program but these were not significant.

ECONOMIC REVIEW

     While, in recent months, there has been some encouraging signs of stability in the Irish economy, the international picture has deteriorated with the uncertainty in the Middle East preventing the long anticipated cyclical recovery in the global economy. In Europe, and specifically in Germany, there was a marked deterioration in economic performance over the last quarter of 2002.

     In line with most other indicators in the Irish economy, growth in consumer demand has been on a decelerating trend since the early part of 2001. Having expanded at an annual rate in excess of 9% in both 1999 and 2000, the pace of growth slowed to 5.1% in 2001 and to 2.9% in the first nine months of 2002.

     The softening in the economy is being reflected in the rising level of unemployment. The unemployment rate bottomed out at 3.7% in late 2001 and increased to 4.5% by January 2003. While this is a significant rise, the actual level of unemployment, in percentage terms, is considerably below unemployment levels elsewhere.

     There has also been encouraging evidence over the last couple of months to suggest that the upward pressure on consumer prices in Ireland is abating. In January 2003, the year over year inflation rate was 4.8%. However, this figure was negatively impacted by higher indirect taxes and the underlying core inflation data is beginning to improve. In addition to the normal beneficial knock on effect of a slowing economy, inflation should also benefit from the impact of the stronger Euro and a deceleration in the rate of wage inflation, particularly in the private sector.

     The Irish Central Bank expects the Irish economy to grow by 4.5% in GDP terms in 2002 but the external sector and the repatriation of multinational profits heavily influence GDP statistics. A forecasted GNP growth rate of 2.5% for 2002 is a better indicator of domestic conditions. For 2003, the Bank is forecasting growth rates of 4.25% GDP and 3.5% GNP respectively. These are credible performances in an international context.

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EQUITY MARKET REVIEW

     The Irish equity index declined by 5.9% in Euro terms over the quarter ended January 31, 2003. Global equity market performance was once again negative with significant declines around the world. As may be seen from the table below, despite an actual decline, the Irish market, with its reasonable valuations and its more defensive mix of companies, continued to outperform other European markets in the most recent quarter. This same trend is evident over the one year period to January 31, 2003, both in local currency and in US dollar terms.


                                  QUARTER ENDED               YEAR ENDED
                                JANUARY 31, 2003           JANUARY 31, 2003
                                ----------------          -----------------

                               LOCAL                      LOCAL
                             CURRENCY        U.S. $     CURRENCY        U.S. $
                             --------        ------     --------        ------
Irish Equities (ISEQ)          -5.9%          +2.0%      -25.0%         -6.0%

S&P 500                        -3.4%          -3.4%      -24.3%        -24.3%
NASDAQ                         -0.7%          -0.7%      -31.7%        -31.7%
UK Equities (FTSE 100)        -11.7%          -7.1%      -30.9%        -19.4%
Japanese Equities              -3.5%          -1.4%      -16.6%         -6.3%

Euroland Equities
   Eurostoxx                   -9.1%          -1.4%      -36.3%        -20.1%
German Equities (DAX)         -12.9%          -5.2%      -46.2%        -32.6%
French Equities (CAC)          -6.7%          +1.4%      -34.2%        -17.5%
Dutch Equities (AEX)          -14.0%          -6.5%      -41.1%        -26.2%


     The three largest stocks in the Fund, ALLIED IRISH BANKS ("AIB"), KERRY GROUP AND CRH, suffered declines of between 7% and 10% over the quarter. In each case, the stock significantly outperformed many of their key international comparables in what was a weak quarter for markets. After the quarter-end, AIB announced that their underlying EPS growth for 2002 was 6.0% which contrasts with significant profits declines of many banks around the world. CRH announced Euro 348 million of acquisitions in the second half of 2002 but the positive impact of these deals was counterbalanced by the weakness of the US dollar in which CRH generates close to 60% of its operating profits.

     RYANAIR HOLDINGS continues to deliver passenger and profits growth in excess of 30% over previous year levels. The stock price has been virtually unchanged for almost two years and the prospective valuation on the stock is now in the mid-teens in P/E terms and, while not without risk, it remains a compelling story. The stock increased by 2.9% in the quarter.

     In the Irish technology and telecom sectors, RIVERDEEP GROUP and CONDUIT are both in the process of being purchased by management led consortia. While the operating environment was challenging and their experience in public capital markets had been difficult, it is a disappointing conclusion to our experience with both companies.

     The Fund purchased a position in the building & merchanting Grafton Group during the quarter. The stock trades on a forecasted P/E of 7.7x for 2003 which undervalues its leading position in building materials and merchanting in Ireland and its increasing acquisition drive in the UK. After the quarter end, the company announced a major acquisition in the UK and a rights issue. The Fund will use this opportunity to increase its position in the stock.

CURRENT OUTLOOK

     As a result of global uncertainty, and the consequent lack of investor confidence, earnings growth is in short supply, both domestically and internationally, nevertheless, forecasted earnings yields in stocks for 2003 are now in excess of relevant government bond yields. Hopefully, a quick resolution in Iraq and North Korea will engender a modest recovery in economic growth, which should help markets break their losing streak in 2003. The Fund retains a fully invested position.

     Sincerely,

     /S/ SIGNATURE
     Peter Hooper
     Chairman
     March 20, 2003

                PORTFOLIO BY MARKET SECTOR AS OF JANUARY 31, 2003
                          (PERCENTAGE OF NET ASSETS)

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          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Business Services .................................      4.68%
Construction and Building Materials ...............     15.41%
Computer Software and Services ....................      1.20%
Diversified Financial Services ....................      3.81%
Food and Beverages ................................     16.24%
Financial .........................................     17.63%
Health Care Services ..............................      8.85%
Leisure and Hotels ................................      7.51%
Other Assets ......................................      1.25%
Publishing and News ...............................      1.62%
Pharmaceuticals ...................................      2.87%
Telecom-munications ...............................      7.77%
Technology ........................................      0.78%
Transportation ....................................      8.06%
Utility/Public Services ...........................      2.32%


                TOP 10 HOLDINGS BY ISSUER AS OF JANUARY 31, 2003

HOLDING                        SECTOR                          % OF NET ASSETS
-------                        ------                          ---------------
Allied Irish Banks PLC         Financial                              14.92%
Kerry Group PLC, Series A      Food and Beverages                     13.44%
CRH PLC                        Construction and Building Materials    10.91%
Ryanair Holdings PLC           Transportation                          8.06%
Jury's Doyle Hotel Group PLC   Leisure and Hotels                      4.80%
United Drug PLC                Health Care Services                    4.74%
DCC PLC                        Business Services                       4.68%
Spectel PLC                    Computer Software and Services          4.55%
ICON PLC-ADR                   Health Care Services                    4.11%
Irish Life & Permanent PLC     Diversified Financial Services          3.81%

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THE NEW IRELAND FUND, INC.
PORTFOLIO HOLDINGS (UNAUDITED)
--------------------------------------------------------------------------------


January 31, 2003                                      Shares        Value (U.S.)
--------------------------------------------------------------------------------


COMMON STOCKS (98.75%)
COMMON STOCKS OF IRISH COMPANIES (95.88%)

BUSINESS SERVICES (4.68%)
     DCC PLC                                          250,000      $  2,710,535
                                                                   ------------
COMPUTER SOFTWARE AND SERVICES (1.20%)
     IONA Technologies PLC-ADR*                       169,300           474,040
     Riverdeep Group PLC*                             150,000           220,600
                                                                   ------------
                                                                        694,640
                                                                   ------------
CONSTRUCTION AND BUILDING MATERIALS (15.41%)
     CRH PLC                                          500,577         6,313,967
     Grafton Group PLC-UTS                            317,350         1,107,173
     Kingspan PLC                                     800,000         1,502,871
                                                                   ------------
                                                                      8,924,011
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES (3.81%)
     Irish Life & Permanent PLC                       201,545         2,206,814
                                                                   ------------
FINANCIAL (17.63%)
     Allied Irish Banks PLC                           628,738         8,639,194
     FBD Holdings PLC                                 260,000         1,568,568
                                                                   ------------
                                                                     10,207,762
                                                                   ------------
FOOD AND BEVERAGES (16.24%)
     Fyffes PLC                                       467,400           647,250
     Greencore Group PLC                              352,568           968,894
     Kerry Group PLC, Series A                        604,750         7,783,745
                                                                   ------------
                                                                      9,399,889
                                                                   ------------
HEALTH CARE SERVICES (8.85%)
     ICON PLC-ADR*                                     85,000         2,380,000
     United Drug PLC                                  196,700         2,744,993
                                                                   ------------
                                                                      5,124,993
                                                                   ------------
LEISURE AND HOTELS (7.51%)
     Jury's Doyle Hotel Group PLC                     361,942         2,778,040
     Paddy Power PLC                                  286,365         1,567,775
                                                                   ------------
                                                                      4,345,815
                                                                   ------------

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THE NEW IRELAND FUND, INC.
PORTFOLIO HOLDINGS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

January 31, 2003                                      Shares        Value (U.S.)
--------------------------------------------------------------------------------

COMMON STOCKS OF IRISH COMPANIES (CONTINUED)

PUBLISHING & NEWS (1.62%)
     Independent News & Media PLC                     578,142      $    937,141
                                                                   ------------
TECHNOLOGY (0.78%)
     Horizon Technology Group PLC*                  1,359,817           452,518
                                                                   ------------
TELECOMMUNICATIONS (7.77%)
     Conduit PLC - Registered Shares GDR*             575,000         1,820,889
     ParthusCeva Inc.*                                  9,463            39,744
     Spectel PLC++
      (8/4/00, 11/22/00,11/30/01-Cost $2,699,475)   1,800,248         2,636,742
                                                                   ------------
                                                                      4,497,375
                                                                   ------------
TRANSPORTATION (8.06%)
     Ryanair Holdings PLC*                            650,000         4,668,023
                                                                   ------------
UTILITY/PUBLIC SERVICES (2.32%)
     NTR PLC+
      (6/14/02-Cost $1,169,642)                       125,000         1,341,849
                                                                   ------------
TOTAL COMMON STOCKS OF IRISH COMPANIES
  (Cost $43,099,407)                                                 55,511,365
                                                                   ------------
COMMON STOCKS OF UNITED KINGDOM COMPANIES (2.87%)
   (Cost U.S. $2,470,576)

PHARMACEUTICALS (2.87%)
     Galen Holdings PLC                               310,419         1,663,377
                                                                   ------------
TOTAL INVESTMENT COMPANIES BEFORE FOREIGN CURRENCY
   (Cost $45,569,983)                                              $ 57,174,742
                                                                   ------------
                                                       FACE
FOREIGN CURRENCY ON DEPOSIT (0.68%)                    VALUE
     (Interest Bearing)                              --------
     British Pounds Sterling                        F     405      $        665
     Euro                                           E 366,401           393,324
                                                                   ------------
TOTAL FOREIGN CURRENCY ON DEPOSIT**
   (Cost $387,296)                                                 $    393,989
                                                                   ------------


                                       8
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THE NEW IRELAND FUND, INC.
PORTFOLIO HOLDINGS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


January 31, 2003                                      Shares        Value (U.S.)
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (99.43%)
   (Cost $45,957,279)                                              $ 57,568,731
OTHER ASSETS AND LIABILITIES (0.57%)                                    328,785
                                                                   ------------

NET ASSETS (100.00%)                                               $ 57,897,516
                                                                   ============


--------------------------------------------------------------------
     * Non-income producing security.
    ** Foreign  currency  held on deposit at the Bank of Ireland.
     + Not readily marketable. Dates represent acquisition date.
    ++ Not readily marketable and non-income producing security. Dates represent acquisition date.
   ADR -American Depository Receipt traded in U.S. dollars
   GDR -Global Depository Receipt traded in U.S. dollars
   UTS -Units

                                        8


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                           THE NEW IRELAND FUND, INC.
                             DIRECTORS AND OFFICERS
                     Peter J. Hooper   - CHAIRMAN OF THE BOARD
                     James J. Boyle    - DIRECTOR
                     William P. Clark  - DIRECTOR
                     Denis Curran      - PRESIDENT AND DIRECTOR
                     Denis P. Kelleher - DIRECTOR
                     James M. Walton   - DIRECTOR
                     Lelia Long        - TREASURER
                     Hugh Carter       - ASSISTANT TREASURER
                     Linda J. Hoard    - SECRETARY

                          PRINCIPAL INVESTMENT ADVISOR
                 Bank of Ireland Asset Management (U.S.) Limited
                               75 Holly Hill Lane
                          Greenwich, Connecticut 06830

                                   CONSULTANT
                              Salomon Smith Barney
                           125 Broad Street, 9th Floor
                            New York, New York 10004

                                  ADMINISTRATOR
                                    PFPC Inc.
                               101 Federal Street
                           Boston, Massachusetts 02110

                                   CUSTODIANS
                                 Bank of Ireland
                               Lower Baggot Street
                                Dublin 2, Ireland

                             Chase Manhattan Bank
                            Global Investor Services
                      4 Chase Metro Tech Center 18th Floor
                            Brooklyn, New York 11245

                           SHAREHOLDER SERVICING AGENT
                     American Stock Transfer & Trust Company
                                 40 Wall Street
                            New York, New York 10005

                                  LEGAL COUNSEL
                               Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                               160 Federal Street
                                Boston, MA 02110

                                 CORRESPONDENCE
                   ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
                           The New Ireland Fund, Inc.
                                 C/0 PFPC Inc.
                               101 Federal Street
                                    6th Floor
                           Boston, Massachusetts 02110

                   TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
                        1-800-GO-TO-IRL (1-800-468-6475)

                                WEBSITE ADDRESS:
                             www.newirelandfund.com

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IR-QTR01/03